March 2, 1998
                      DREYFUS NEW LEADERS FUND, INC.
                        SUPPLEMENT TO PROSPECTUS
                           DATED MAY 1, 1997

        The market capitalization of eligible companies in which the Fund can invest has been increased to up to $5 billion at the time of investment. This increase will enable the Fund to invest in medium-sized as well as smaller-sized companies. The Fund's investment objective and management policies otherwise remain the same.
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